UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 23, 2004

Medeorex, Inc.

(Exact name of Registrant as specified in its charter)

New York	333-46828	13-3526402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Third Avenue, 40th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 838 2585

Clixtix, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendment to Articles of Incorporation or Bylaws

Effective September 23, 2004, the Registrant amended its Certificate of Incorporation to change its name from “Clixtix, Inc.” to “Medeorex, Inc.” The amendment was approved by the Registrant’s board of directors and shareholders.

Item 8.01.  Other Events

Effective September 23, 2004, the Registrant changed its name from “Clixtix, Inc.” to “Medeorex, Inc.” The name change was approved by the Registrant’s board of directors and shareholders. In connection with the aforementioned name change, effective September 20, 2004, the Registrant’s wholly owned subsidiary changed its name from “Medeorex, Inc.” to “MDRX, Inc.”

Effective September 28, 2004, the Registrant’s trading symbol on the NASD Over-the-Counter Bulletin Board was changed from “CXTX” to “MXRI.”

Item 9.01  Financial Statements and Exhibits

(a)  Not Applicable

(b)  Not Applicable

(c)  Exhibits

Name     Description of Document

3.1	Certificate of Amendment of the Certificate of Incorporation

99.1	Press Release dated September 29, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Medeorex, Inc. (Registrant)

September 29, 2004	By:	/s/ Dr. Jack Kachkar
Dr. Jack Kachkar Chairman and President